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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 8, 2004


                         A.C. MOORE ARTS & CRAFTS, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Pennsylvania                    000-23157            22-3527763
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  (State or other jurisdiction of   (Commission File Number)   (IRS Employer
          incorporation)                                     Identification No.)


              500 University Court
                 Blackwood, NJ                                     08012
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    (Address of principal executive offices)                    (Zip Code)


     Registrant's telephone number, including area code       (856) 228-6700
                                                              --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






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Item 12.         Results of Operations and Financial Condition
                 ---------------------------------------------

            On January 8, 2004, the Registrant issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this report.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        A.C. MOORE ARTS & CRAFTS, INC.



Date: January 8, 2004                   By:  /s/ Leslie H. Gordon
                                            ------------------------------------
                                             Name:  Leslie H. Gordon
                                             Title: Chief Financial Officer and
                                                    Executive Vice President



                                  Exhibit Index

Exhibit No.                           Description
-----------                           -----------
   99.1                               Press Release dated January 8, 2004.